SSgA U.S. Treasury Money Market Fund—Institutional

SUMMARY PROSPECTUS—DECEMBER 18, 2013	TICKER SYMBOL: SVTXX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=SVTXX

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

SSgA U.S. Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements backed by such securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%
Distribution and Shareholder Service (12b-1) Fees	0.04%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.23%
Less Fee Waivers and/or Expense Reimbursements	(0.05)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.18%**
*	The fund’s investment adviser is contractually obligated until December 31, 2014 to waive 0.05% of its 0.15% management fee. Additionally, the adviser is further contractually obligated until December 31, 2014 to waive its management fee and/or to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.20% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the fund’s Board of Trustees. Extraordinary expenses that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the fund to the fund’s investment adviser of fund fees and expenses that were previously waived or reimbursed by the fund’s investment adviser in order to maintain a non-negative net yield for the fund. The fund’s investment adviser may also voluntarily reduce all or a portion of its fees and/or reimburse expenses of the fund to the extent necessary to maintain a minimum net yield for the fund (the “Voluntary Reduction”), which may vary from time to time in the investment adviser’s sole discretion. The fund has agreed, subject to certain limitations, to reimburse its investment adviser for the full dollar amount of any Voluntary Reduction incurred after August 1, 2012. As of August 31, 2013, the fund’s investment adviser had waived fees and/or reimbursed expenses in the aggregate amount of $5,168,552 since August 1, 2012, all of which is potentially recoverable under the Voluntary Reduction. Any future reimbursement of previously waived fees by the fund to its investment adviser may cause the total fund annual operating expenses of the fund to exceed the expense limitation under the contractual expense limitation agreement. The investment adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the fund, without limitation.

**	Total Annual Fund Operating Expenses may be higher than the fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the fund including any Voluntary Reduction.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$18	$69	$124	$288

SSgA U.S. Treasury Money Market Fund—Institutional

SUMMARY PROSPECTUS—DECEMBER 18, 2013	TICKER SYMBOL: SVTXX

PRINCIPAL INVESTMENT STRATEGIES

SSgA U.S. Treasury Money Market Fund attempts to meet its investment objective by investing principally in U.S. Treasury bills, notes and bonds (which are direct obligations of the U.S. government) and repurchase agreements backed by such securities. The fund also may invest in shares of other money market funds, including funds advised by the fund’s investment adviser.

The fund follows a disciplined investment process in which the fund’s investment adviser bases its decisions on the relative attractiveness of different money market instruments. In the adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, the liquidity of portfolio holdings, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

PRINCIPAL RISKS

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail, or be perceived to be unable, to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•

Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to asset-backed and mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell or value the securities at all, because of a lack of a market for such securities, a lack of demand in the market for such securities, or a liquidity provider’s default on its obligation to purchase the securities when properly tendered by the fund.

•

Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests because the fund may incur losses in connection with selling portfolio securities to meet such redemption requests.

•

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the fund.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•

Low Short-Term Interest Rates. As short-term interest rates remain near 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

•

Regulatory Risk. Changes to government regulations with respect to money market funds may adversely affect the fund’s yield. Any such changes may also impact, among other things, the fund’s operations and/or redemption policies.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods. The bar chart and the table provide some indication of the risks of investing in the fund. A fund’s past performance is not necessarily an indication of how the fund will perform in the future. Current performance

SSgA U.S. Treasury Money Market Fund—Institutional

SUMMARY PROSPECTUS—DECEMBER 18, 2013	TICKER SYMBOL: SVTXX

information for the fund is available toll free by calling (877) 521-4083 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2003-2012)	Lowest Quarterly Results (2003-2012)	Year-to- Date Ended
December 31, 2006: 1.29%	December 31, 2012: 0.00%	September 30, 2013: 0.00%

Average Annual Total Returns

For the Periods Ending December 31, 2012:

	1 Year*	5 Years*	10 Years*
SSgA U.S. Treasury Money Market Fund	0.00%	0.30%	1.61%

*	The returns would have been lower without the contractual and voluntary management fee waiver and/or expense reimbursement.

To obtain the fund’s current yield, please call (877) 521-4083.

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account	$10,000,000
To add to an existing account	No minimum

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SVTXXSUMMPROS